Exhibit 99.1

NEWS RELEASE

Williams Industrial Services Group Inc • 100 Crescent Centre Parkway, Suite 1240 • Tucker, GA 30084

FOR IMMEDIATE RELEASE

Williams Industrial Services Group Announces
New Management Structure

•                  Loren Monty, President of Williams operating business, to focus on critical existing projects and customers

•                  Kelly Powers Promoted to Senior Vice President, Operations — Power

•                  Matthew J. Petrizzo Joins Williams as Senior Vice President, Operations — Energy and Industrial

ATLANTA, GA, November 6, 2018 — Williams Industrial Services Group Inc. (“Williams” or “the Company”) (OTC: WLMS), a general and specialty construction and maintenance services company, today announced a new management structure to implement its strategic growth plan.

Tracy Pagliara, President and Chief Executive Officer of Williams, commented, “Our new management structure will drive the success of our strategic plan, which is designed to preserve and grow our existing core customers and expand into new markets and services, while also placing greater emphasis and focus on execution, quality and safety. This structure also acknowledges the contributions and value of individuals who have a demonstrated passion and commitment to deliver results.”

The following management members will report directly to Mr. Pagliara and serve in the roles described below:

•                  Loren Monty, President of the Williams operating business, will focus on critical, long-term customers and projects, including Plant Vogtle Units 3 & 4 nuclear facility construction;

•                  Kelly Powers, newly promoted Senior Vice President, Operations - Power, will be responsible for growing new power customers and services; and

•                  Matt Petrizzo, who is joining Williams as Senior Vice President, Operations - Energy and Industrial, will be responsible for growing new energy and industrial customers and services.

In addition, to re-emphasize the importance of safety and quality to the Williams culture as a key differentiator from competitors, certain safety and quality leaders will now report directly to Mr. Pagliara, with strong dotted line reporting relationships to Messrs. Monty, Powers and Petrizzo.

Mr. Pagliara continued, “We have refocused roles and enhanced our leadership team to be better aligned with our strategy to further develop our core business and to expand into new markets and services.  We are pursuing new opportunities in Canada, oil & gas, decommissioning and industrial markets, while also aggressively attempting to develop more business opportunities with our historic core customers.  The new management structure should facilitate better execution of our growth plans.  Loren, our most senior operations leader, now will focus directly on day-to-day responsibility for the Plant Vogtle Units 3 & 4 nuclear construction project and preserve and build other long-term, key customer relationships.  Kelly has proven his ability to win business, lead projects and surpass customer requirements in our power markets and Matt has excellent experience and breadth in industrial and energy markets.”

-MORE-

Williams Industrial Services Group Announces New Management Structure

November 6, 2018

Matthew Petrizzo joins Williams following nearly 35 years of progressive leadership roles in engineering, construction, maintenance and repair services operations for the energy, power and industrial markets.  He began his career as a project director for the predecessor of AECOM, a multinational engineering, construction and project management business.  Mr. Petrizzo advanced to become president of Matrix NAC, a subsidiary of Matrix Service Company, and most recently he was with Regency Energy Partners and served as the founder of CNM Energy Solutions.

Loren Monty joined Williams in 2005 as Vice President of Fossil and Industrial.  He has advanced since then through several senior leadership positions including Vice President — Major Projects, Vice President — Operations and General Manager, ultimately advancing to become President of the Williams operating business.  Prior to joining Williams, Mr. Monty was Project Management Director at Mirant Corporation in Atlanta, Georgia.

Kelly Powers has been with Williams for more than 6 years, holding positions of Director of Projects, Vice President of Project Services, Vice President of Nuclear Services, and Senior Vice President of Plant Services.  Previous to his career at Williams, Mr. Powers was a Program Manager for the Aircraft Carrier Nuclear Propulsion Program (joint DoE/DoD program).  He also held positions as Corporate Functional Area Manager of Capital Projects for Entergy Nuclear, and Vice President of Major Projects for Entergy Services.

About Williams Industrial Services Group
Williams Industrial Services Group (formerly known as Global Power Equipment Group) has been safely helping plant owners and operators enhance asset value for more than 50 years.  The Company provides a broad range of general and specialty construction, maintenance and modification, and plant management support services to the nuclear, hydro and fossil power generation, pulp and paper, refining, petrochemical and other process and manufacturing industries.  Williams’ mission is to be the preferred provider of construction, maintenance, and specialty services through commitment to superior safety performance, focus on innovation, and dedication to delivering unsurpassed value to its customers.

Additional information can be found at www.wisgrp.com.

Forward-looking Statement Disclaimer
This press release contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the outcome of the Company’s restructuring and ability to implement short-term and long-term growth initiatives, and other related matters. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, including its ability to attain additional scope on the contracts, to achieve expected margins, to obtain additional business, to implement strategic initiatives and business plans, and to comply with the terms of its outstanding lending facilities, and to maintain effective internal control over financial reporting and disclosure controls and procedures. Actual results, performance or achievements may differ materially from those expressed or implied in the forward-looking statements. Additional risks and uncertainties that could cause or contribute to such material differences include, but are not limited to, decreased demand for electricity, reduced demand for, or increased regulation of, nuclear power, loss of any of the Company’s major customers, whether pursuant to the loss of pending or future bids for either new business or an extension of existing business, termination of customer or vendor relationships, cost increases and project cost overruns, unforeseen schedule delays, poor performance by its subcontractors, cancellation of projects, competition, including competitors being awarded business by current customers, damage to the Company’s reputation, warranty or product liability claims, increased exposure to environmental or other liabilities, failure to comply with various laws and regulations, failure to attract and retain highly-qualified personnel, loss of customer relationships with critical personnel, effective integration of acquisitions, volatility of the Company’s stock price, deterioration or uncertainty of credit markets, changes in the economic and social and political conditions in the United States, including the banking environment or monetary policy, and any suspension of the Company’s continued reporting obligations under the Securities Exchange Act of 1934, as amended.

Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the SEC, including the section of the Annual Report on Form 10-K for its 2017 fiscal year titled “Risk Factors.” Any forward-looking statement speaks only as of the date of this press release. Except as may be required by applicable law, Williams undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned to not to rely upon them unduly.

Investor Contact:

Deborah K. Pawlowski

Kei Advisors LLC

(716) 843-3908

dpawlowski@keiadvisors.com

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